Exhibit 99.1

1601 Market Street	News Release
Philadelphia, Pennsylvania
19103-2337
800 523.1988
215 564.6600

Contact:

For investors	–	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

For the media	–	Emily Riley – phone: 215 231.1328
email: emily.riley@radian.biz

Radian Reports Record Third Quarter 2004 Net Income of $122 Million

PHILADELPHIA, Pa., October 20, 2004 — Radian Group Inc. (NYSE: RDN) today reported its results for the quarter ended September 30, 2004. The key financial highlights of the quarter and nine months ended September 30, 2004 are shown in the following tables:

Key Financial Highlights (dollars in millions, except per share data)

Third Quarter:

	Quarter Ended September 30, 2004	Quarter Ended September 30, 2003	Percent Change
Net income	$122.2	$114.0	7%
Net income per share	$ 1.31	$ 1.20	9%
Net premiums written	$282.5	$285.5	(1%)
Premiums earned	$264.0	$261.0	1%
Revenues*	$377.3	$349.0	8%
Book value per share (as of 9/30)	$37.90	$33.35	14%
Equity in net income of affiliates	$ 45.9	$ 21.3	116%

Nine Months:

	Nine Months Ended September 30, 2004	Nine Months Ended September 30, 2003	Percent Change
Net income	$ 362.7	$ 330.4	10%
Net income per share	$ 3.84	$ 3.50	10%
Net premiums written	$ 795.2	$ 811.8	(2%)
Net premiums written**	$ 891.6	$ 811.8	10%
Premiums earned	$ 766.7	$ 742.2	3%
Premiums earned**	$ 791.6	$ 742.2	7%
Revenues*	$1,112.9	$1,009.3	10%
Equity in net income of affiliates	$ 130.6	$ 70.0	87%

*	In conformity with the current period presentation, prior period revenues have been adjusted to include gain/loss on sales of investments. The adjusted presentation appears in the financial information that accompanies this release. Certain other prior-period amounts included in the accompanying financial information also have been reclassified to conform to the current period presentation.
**	These amounts exclude the impact of one of the primary insurer’s recapture of business from Radian’s financial guaranty reinsurance business, which is described in Radian’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 11, 2004. A reconciliation and additional information about the impact of this recapture can be found in Schedules 1 and 2 to this release.

“We’re pleased to report a record quarter for Radian,” stated Radian’s Chairman and CEO Frank P. Filipps. “The contributions from each business segment together helped Radian achieve its highest quarterly net income of $122 million and revenues of more than $377 million.”

Radian will hold a conference call to discuss its third quarter results on Thursday, October 21, 2004, at 9:00 a.m. Eastern time. This call will be broadcast live over the Internet at www.ir.radiangroupinc.com/phoenix.zhtml?c=112301&p=irol-audioarchives, or at www.radiangroupinc.com, under “News.” A replay of the webcast will be available at this site approximately two hours after the live broadcast ends and a transcript of the call will be available at this site approximately 24 hours after the call ends, both for a period of one year. Statistical and financial information, which is expected to be referred to during the conference call, will be available on Radian’s website under “Investor Information – News and Events – Webcasts and Presentations” or will be accessible by clicking on www.ir.radiangroupinc.com/phoenix.zhtml?c=112301&p=irol-audioarchives.

Radian Group Inc. is a leading credit enhancement provider to the global financial and capital markets, headquartered in Philadelphia. Radian’s subsidiaries provide products and services through three business lines: financial guaranty, mortgage insurance and other financial services. Additional information may be found at www.radiangroupinc.com.

Financial Results and Supplemental Information Contents

Exhibit A:	Condensed Consolidated Statements of Income

Exhibit B:	Condensed Consolidated Balance Sheets

Exhibit C:	Segment Information Quarter Ended September 30, 2004

Exhibit D:	Segment Information Quarter Ended September 30, 2003

Exhibit E:	Segment Information Nine Months Ended September 30, 2004

Exhibit F:	Segment Information Nine Months Ended September 30, 2003

Exhibit G:	Financial Guaranty Insurance Supplemental Information – Quarter and Nine Months Ended and as of September 30, 2004

Exhibit H:	Financial Guaranty Insurance Supplemental Information – Quarter and Nine Months Ended and as of September 30, 2004

Exhibit I:	Mortgage Insurance Supplemental Information: New Insurance Written, Risk Written and Captives

Exhibit J:	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

Exhibit K:	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year

Exhibit L:	Mortgage Insurance Supplemental Information: Claims and Defaults

Exhibit M:	Mortgage Insurance Supplemental Information: ALT A

Exhibit N:	Financial Services Supplemental Information

Exhibit O:	Supplemental Schedule 1: Reinsurance Clawback Impact on Radian Group

Exhibit P:	Supplemental Schedule 2: Reinsurance Clawback Impact on Financial Guaranty

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

	Quarter Ended September 30		Nine Months Ended September 30
(Thousands of dollars, except per share data)	2004	2003	2004	2003
Revenues:
Net premiums written	$282,530	$285,517	$795,227	$811,773

Premiums earned	$264,048	$261,043	$766,717	$742,184
Net investment income	51,086	46,365	151,670	140,041
Equity in net income of affiliates	45,926	21,287	130,580	70,034
Gain/loss on sales of investments	8,993	1,778	40,956	8,627
Other income	7,200	18,489	22,996	48,449

Total revenues	377,253	348,962	1,112,919	1,009,335

Expenses:
Provision for losses	114,125	100,762	345,452	264,060
Policy acquisition costs	35,903	33,787	89,558	96,172
Other operating expenses	47,659	51,423	153,242	152,429
Interest expense	7,996	9,652	26,014	27,888

Total expenses	205,683	195,624	614,266	540,549

Change in fair value of derivative instruments	(2,083)	6,072	2,576	(6,655)

Pretax income	169,487	159,410	501,229	462,131
Provision for income taxes	47,316	45,432	138,545	131,707

Net income available to common stockholders	$122,171	$113,978	$362,684	$330,424

Net income per share	$1.31	$1.20	$3.84	$3.50

Weighted average shares outstanding (in thousands)	93,387	94,886	94,456	94,514

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Exhibit B

(Thousands of dollars, except per share data)	September 30 2004	December 31 2003	September 30 2003
Assets:
Cash and investments	$5,303,946	$5,074,531	$4,845,309
Investments in affiliates	347,404	328,478	300,465
Deferred policy acquisition costs	207,453	218,779	212,078
Prepaid federal income taxes	426,813	358,840	322,711
Other assets	414,404	465,139	472,831

Total assets	$6,700,020	$6,445,767	$6,153,394

Liabilities and stockholders’ equity:
Unearned premiums	$742,691	$718,649	$684,931
Reserve for losses and loss adjustment expenses	776,903	790,380	669,046
Long-term debt	717,579	717,404	717,347
Deferred federal income taxes	769,342	712,354	684,310
Other liabilities	209,901	281,136	274,879

Total liabilities	3,216,416	3,219,923	3,030,513

Common stock	96	96	95
Additional paid-in capital	1,096,793	1,199,056	1,186,481
Retained earnings	2,243,400	1,886,548	1,832,950
Accumulated other comprehensive income	143,315	140,144	103,355

Total common stockholders’ equity	3,483,604	3,225,844	3,122,881

Total liabilities and stockholders’ equity	$6,700,020	$6,445,767	$6,153,394

Book value per share	$37.90	$34.31	$33.35

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended September 30, 2004

Exhibit C

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$209,085	$—	$73,445	$282,530

Premiums earned	$205,313	$—	$58,735	$264,048
Net investment income	29,391	8	21,687	51,086
Equity in net income (loss) of affiliates	—	43,893	2,033	45,926
Gain/loss on sales of investments	6,359	64	2,570	8,993
Other income	5,381	1,438	381	7,200

Total revenues	246,444	45,403	85,406	377,253

Expenses:
Provision for losses	101,000	—	13,125	114,125
Policy acquisition costs	22,538	—	13,365	35,903
Other operating expenses	31,817	2,184	13,658	47,659
Interest expense	4,694	559	2,743	7,996

Total expenses	160,049	2,743	42,891	205,683

Change in fair value of derivative instruments	(7,035)	(145)	5,097	(2,083)

Pretax income	79,360	42,515	47,612	169,487

Income tax provision	21,212	14,879	11,225	47,316

Net income	$58,148	$27,636	$36,387	$122,171

Assets	$4,003,276	$328,072	$2,368,672	$6,700,020
Deferred policy acquisition costs	72,076	—	135,377	207,453
Reserve for losses and loss adjustment expenses	533,060	—	243,843	776,903
Unearned premiums	129,873	—	612,818	742,691
Equity	1,958,326	284,300	1,240,978	3,483,604

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended September 30, 2003

Exhibit D

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$195,360	$—	$90,157	$285,517

Premiums earned	$199,787	$—	$61,256	$261,043
Net investment income	26,626	—	19,739	46,365
Equity in net income of affiliates	—	19,138	2,149	21,287
Gain/loss on sales of investments	506	(748)	2,020	1,778
Other income	10,729	7,509	251	18,489

Total revenues	237,648	25,899	85,415	348,962

Expenses:
Provision for losses	82,074	—	18,688	100,762
Policy acquisition costs	18,374	—	15,413	33,787
Other operating expenses	33,846	7,942	9,635	51,423
Interest expense	5,403	873	3,376	9,652

Total expenses	139,697	8,815	47,112	195,624

Change in fair value of derivative instruments	(580)	8	6,644	6,072

Pretax income	97,371	17,092	44,947	159,410

Income tax provision	26,256	6,848	12,328	45,432

Net income	$71,115	$10,244	$32,619	$113,978

Assets	$3,692,010	$286,546	$2,174,838	$6,153,394
Deferred policy acquisition costs	76,844	—	135,234	212,078
Reserve for losses and loss adjustment expenses	499,583	—	169,463	669,046
Unearned premiums	104,064	—	580,867	684,931
Equity	1,760,328	234,106	1,128,447	3,122,881

Radian Group Inc. and Subsidiaries

Segment Information

Nine Months Ended September 30, 2004

Exhibit E

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$651,213	$—	$144,014	$795,227

Premiums earned	$611,916	$—	$154,801	$766,717
Net investment income	87,607	82	63,981	151,670
Equity in net income (loss) of affiliates	—	129,180	1,400	130,580
Gain/loss on sales of investments	34,582	2,663	3,711	40,956
Other income	16,601	5,160	1,235	22,996

Total revenues	750,706	137,085	225,128	1,112,919

Expenses:
Provision for losses	300,162	—	45,290	345,452
Policy acquisition costs	56,757	—	32,801	89,558
Other operating expenses	106,015	10,499	36,728	153,242
Interest expense	15,106	1,869	9,039	26,014

Total expenses	478,040	12,368	123,858	614,266

Change in fair value of derivative instruments	(3,821)	(110)	6,507	2,576

Pretax income	268,845	124,607	107,777	501,229

Income tax provision	73,510	43,611	21,424	138,545

Net income	$195,335	$80,996	$86,353	$362,684

Radian Group Inc. and Subsidiaries

Segment Information

Nine Months Ended September 30, 2003

Exhibit F

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$550,359	$—	$261,414	$811,773

Premiums earned	$557,537	$—	$184,647	$742,184
Net investment income	81,208	36	58,797	140,041
Equity in net income of affiliates	—	62,427	7,607	70,034
Gain/loss on sales of investments	1,371	(1,666)	8,922	8,627
Other income	25,145	20,294	3,010	48,449

Total revenues	665,261	81,091	262,983	1,009,335

Expenses:
Provision for losses	212,278	—	51,782	264,060
Policy acquisition costs	53,297	—	42,875	96,172
Other operating expenses	96,442	28,166	27,821	152,429
Interest expense	16,065	2,346	9,477	27,888

Total expenses	378,082	30,512	131,955	540,549

Change in fair value of derivative instruments	(606)	35	(6,084)	(6,655)

Pretax income	286,573	50,614	124,944	462,131

Income tax provision	77,614	20,247	33,846	131,707

Net income	$208,959	$30,367	$91,098	$330,424

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2004

Exhibit G

(Thousands of dollars, except ratios)	Quarter Ended September 30		Nine Months Ended September 30
	2004	2003	2004	2003
Net Premiums Written:
Public finance direct	10,006	21,570	35,871	43,118
Public finance reinsurance	19,305	19,380	56,202	66,930
Structured direct	23,293	24,743	76,526	62,445
Structured reinsurance	6,407	10,749	23,813	38,481
Trade credit	14,434	13,715	48,019	50,440

	73,445	90,157	240,431	261,414
Impact of recapture (1)	—	—	(96,417)	—

Net Premiums Written	73,445	90,157	144,014	261,414

Net Premiums Earned:
Public finance direct	7,327	4,799	19,516	13,074
Public finance reinsurance	9,725	13,802	30,810	37,655
Structured direct	19,961	17,119	57,542	55,593
Structured reinsurance	7,285	11,282	24,948	36,631
Trade credit	14,437	14,254	46,877	41,694

	58,735	61,256	179,693	184,647
Impact of recapture (1)	—	—	(24,892)	—

Net Premiums Earned	58,735	61,256	154,801	184,647

Claims paid:
Trade credit	3,288	7,274	18,478	15,595
Financial guaranty	7,474	4,708	24,640	6,530
Conseco	8,225	—	23,307	—

Total	18,987	11,982	66,425	22,125
Impact of recapture (1)	—	—	11,488	—

Claims paid	18,987	11,982	77,913	22,125

Incurred losses:
Trade credit	6,907	9,440	23,541	23,538
Financial guaranty	6,218	9,248	21,749	28,244
Conseco	—	—	—	—

Total	13,125	18,688	45,290	51,782

Loss ratio— GAAP Basis	22.3%	30.5%	29.3%	28.0%
Expense ratio— GAAP Basis	46.0%	40.9%	44.9%	38.3%

	68.3%	71.4%	74.2%	66.3%

Refundings included in earned premium	1,895	1,400	4,167	6,305

(1)	Amounts recorded related to the recapture of previously ceded business by one of the primary insurer customers of the financial guaranty insurance business in the first quarter of 2004.

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2004

Exhibit H

(Thousands of dollars, except ratios)	September 30 2004	December 31 2003	September 30 2003
Capital and surplus	996,657	826,550	798,354
Contingency reserve	239,493	321,312	307,697

Qualified statutory capital	1,236,150	1,147,862	1,106,051
Unearned premium reserve	709,302	735,156	690,525
Loss and loss expense reserve	126,466	95,130	83,556

Total policyholders' reserves	2,071,918	1,978,148	1,880,132
Present value of installment premiums	363,166	444,368	438,750
Reinsurance and soft capital facilities	245,000	275,000	275,000

Total claims paying resources	2,680,084	2,697,516	2,593,882

Net debt service outstanding	100,219,130	117,900,058	116,241,337

Capital leverage ratio (2)	81	103	105
Claims paying leverage ratio (3)	37	44	45
Reserve for losses and LAE
Specific	43,970	86,378	82,421
Conseco	87,693	111,000	—
Non-specific	112,180	79,529	87,042

Total	243,843	276,907	169,463

(2)	Net debt service outstanding divided by qualified statutory capital
(3)	Net debt service outstanding divided by total claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2004

Exhibit I

	Quarter Ended September 30				Nine Months Ended September 30
	2004	%	2003	%	2004	%	2003	%
Primary New Insurance Written (in millions)
Flow	9,123	78.1%	14,311	88.0%	28,392	85.7%	38,167	68.6%
Structured	2,563	21.9%	1,958	12.0%	4,726	14.3%	17,503	31.4%

Total	11,686	100.0%	16,269	100.0%	33,118	100.0%	55,670	100.0%

Prime	7,181	61.5%	11,740	72.2%	21,462	64.8%	36,950	66.4%
Alt-A	2,633	22.5%	3,362	20.7%	7,523	22.7%	12,535	22.5%
A minus and below	1,872	16.0%	1,167	7.1%	4,133	12.5%	6,185	11.1%

Total	11,686	100.0%	16,269	100.0%	33,118	100.0%	55,670	100.0%

Total Primary New Insurance Written by FICO Score
(in millions)
<=619	1,581	13.5%	924	5.7%	3,381	10.2%	5,443	9.8%
620-679	3,914	33.5%	4,552	28.0%	10,724	32.4%	15,925	28.6%
680-739	3,796	32.5%	6,681	41.0%	11,610	35.0%	19,978	35.9%
>=740	2,395	20.5%	4,112	25.3%	7,403	22.4%	14,324	25.7%

Total	11,686	100.0%	16,269	100.0%	33,118	100.0%	55,670	100.0%

Percentage of primary new insurance written
Monthlies	94%		80%		93%		87%
Refinances	37%		48%		38%		53%
95.01% LTV and above	11%				11%
ARMs	46%		15%		39%		31%
Primary risk written (in millions)
Flow	2,287	73.9%	3,339	86.4%	7,196	83.2%	9,053	65.6%
Structured	809	26.1%	524	13.6%	1,448	16.8%	4,743	34.4%

Total	3,096	100.0%	3,863	100.0%	8,644	100.0%	13,796	100.0%

Pool risk written (in millions)	52		88		376		654
Other risk written (in millions)
Seconds	70				132
NIMS and other	33				253

Total other risk written	103				385

Net Premiums Written (in thousands)
Primary and Pool Insurance	177,818		173,092		560,276		485,589
Seconds, NIMS and other	31,267		22,268		90,937		64,770

Net Premiums Written	209,085		195,360		651,213		550,359

Net Premiums Earned (in thousands)
Primary and Pool Insurance	169,684		173,773		511,453		494,550
Seconds, NIMS and other	35,629		26,014		100,463		62,987

Net Premiums Earned	205,313		199,787		611,916		557,537

Captives
Premiums ceded to captives($ millions)	$22.6		$18.6		$64.5		$54.6
% of total premiums	11.6%		9.8%		11.2%		10.0%
NIW subject to captives($ millions)	$3,988		$6,501		$13,394		$17,192
% of primary NIW	34.1%		40.0%		40.4%		30.9%
IIF subject to captives	32.8%		28.2%
RIF subject to captives	34.6%		30.4%
Persistency (twelve months ended September 30)	57.4%		46.1%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2004—Exhibit J

(Thousands of dollars, except ratios)	September 30		December 31		September 30
	2004	%	2003	%	2003	%
Primary insurance in force (in millions)
Flow	90,964	78.8%	91,709	76.5%	91,170	75.1%
Structured	24,516	21.2%	28,178	23.5%	30,164	24.9%

Total	115,480	100.0%	119,887	100.0%	121,334	100.0%

Prime	79,900	69.2%	82,096	68.5%	84,957	70.0%
Alt-A	22,393	19.4%	23,710	19.8%	21,940	18.1%
A minus and below	13,187	11.4%	14,081	11.7%	14,437	11.9%

Total	115,480	100.0%	119,887	100.0%	121,334	100.0%

Primary risk in force (in millions)
Flow	22,234	83.0%	22,261	82.1%	21,957	80.8%
Structured	4,562	17.0%	4,845	17.9%	5,230	19.2%

Total	26,796	100.0%	27,106	100.0%	27,187	100.0%

Prime	18,349	68.5%	18,449	68.0%	19,138	70.4%
Alt-A	5,166	19.3%	5,253	19.4%	4,581	16.8%
A minus and below	3,281	12.2%	3,404	12.6%	3,468	12.8%

Total	26,796	100.0%	27,106	100.0%	27,187	100.0%

Total Primary Risk in Force by FICO Score
(in millions)
<=619	3,169	11.8%	3,508	12.9%	3,653	13.5%
620-679	8,701	32.5%	8,773	32.4%	8,761	32.2%
680-739	9,135	34.1%	9,097	33.6%	9,147	33.6%
>=740	5,791	21.6%	5,728	21.1%	5,626	20.7%

Total	26,796	100.0%	27,106	100.0%	27,187	100.0%

Percentage of primary risk in force
Monthlies	92%
Refinances	37%
95.01% LTV and above	13%
ARMs	28%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2004—Exhibit K

(Thousands of dollars, except ratios)	September 30		December 31		September 30
	2004	%	2003	%	2003	%
Total Primary Risk in Force by LTV (in millions)
95.01% and above	3,381	12.6%	3,067	11.3%	2,796	10.3%
90.01% to 95.00%	9,911	37.0%	10,184	37.6%	10,253	37.7%
85.01% to 90.00%	10,119	37.8%	10,024	37.0%	10,125	37.2%
85.00% and below	3,385	12.6%	3,831	14.1%	4,013	14.8%

Total	26,796	100.0%	27,106	100.0%	27,187	100.0%

Total Primary Risk in Force by Policy Year (in millions)
2001 and prior	4,764	17.8%	7,837	28.9%	9,362	34.4%
2002	3,977	14.8%	6,198	22.9%	7,234	26.6%
2003	10,094	37.7%	13,071	48.2%	10,591	39.0%
2004	7,961	29.7%	—	—	—	—

Total	26,796	100.0%	27,106	100.0%	27,187	100.0%

Pool risk in force (in millions)	2,363		2,415		2,394
GSE Pool risk in force (in millions)	1,567		1,393		1,391
Other risk in force (in millions)
Seconds	693		725		675
NIMS and other	559		328		286

Total other risk in force ($millions)	1,252		1,053		961

Risk to capital ratio-STAT Basis	10.1:1		11.4:1		11.7:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2004 – Exhibit L

	Quarter Ended September 30			Nine Months Ended September 30
	2004	2003		2004	2003
Direct claims paid (in thousands)
Prime	36,036	32,411		105,683	88,746
Alt-A	21,123	15,072		64,025	35,771
A Minus and below	25,223	19,175		71,666	50,279
Seconds	9,836	4,561		33,134	17,602

Total	92,218	71,219		274,508	192,398

Average claim paid (in thousands)
Prime	22.5	23.6		23.8	24.0
Alt-A	36.5	42.6		39.0	40.4
A Minus and below	26.3	26.0		26.8	25.7
Seconds	25.7	28.5		27.3	26.7
Total	26.2	27.2		27.5	26.7

Loss ratio - GAAP Basis	49.2%	41.1%		49.1%	38.1%
Expense ratio - GAAP Basis	26.5%	26.1%		26.6%	26.8%

	75.7%	67.2%		75.7%	64.9%

	September 30 2004	December 31 2003	September 30 2003
Default Statistics
Primary insurance:
Prime
Number of insured loans	616,468	640,778	663,870
Number of loans in default	19,199	22,156	21,232
Percentage of loans in default	3.11%	3.46%	3.20%

Alt A
Number of insured loans	130,860	138,571	128,278
Number of loans in default	8,213	7,343	5,832
Percentage of loans in default	6.28%	5.30%	4.55%

A Minus and below
Number of insured loans	102,599	110,054	112,498
Number of loans in default	12,078	12,497	11,768
Percentage of loans in default	11.77%	11.36%	10.46%

Total
Number of insured loans	849,927	889,403	904,646
Number of loans in default	39,490	41,996	38,832
Percentage of loans in default	4.65%	4.72%	4.29%

Pool insurance:
Number of insured loans	580,533	599,140	595,833
Number of loans in default	6,489	5,738	5,440
Percentage of loans in default	1.12%	0.96%	0.91%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2004 – Exhibit M

ALT-A

	Quarter Ended				Nine Months Ended
(Thousands of dollars, except ratios)	September 30				September 30
	2004	%	2003	%	2004	%	2003	%
Primary New Insurance Written by FICO Score
(in millions)
<=619	36	1.4%	21	0.6%	81	1.1%	31	0.2%
620-659	482	18.3%	653	19.4%	1,255	16.7%	2,377	19.0%
660-679	477	18.1%	682	20.3%	1,356	18.0%	2,020	16.1%
680-739	1,147	43.6%	1,269	37.8%	3,404	45.2%	4,761	38.0%
>=740	491	18.6%	737	21.9%	1,427	19.0%	3,346	26.7%

Total Alt A	2,633	100.0%	3,362	100.0%	7,523	100.0%	12,535	100.0%

Primary Risk in Force by FICO Score (in millions)
<=619	80	1.5%	80	1.7%
620-659	1,117	21.6%	1,190	26.0%
660-679	903	17.5%	773	16.9%
680-739	2,175	42.1%	1,772	38.7%
>=740	891	17.3%	766	16.7%

Total Alt A	5,166	100.0%	4,581	100.0%

Primary Risk in Force by LTV (in millions)
95.01% and above	415	8.0%	389	8.5%
90.01% to 95.00%	1,842	35.7%	1,545	33.7%
85.01% to 90.00%	2,154	41.7%	1,801	39.3%
85.00% and below	755	14.6%	846	18.5%

Total Alt A	5,166	100.0%	4,581	100.0%

Primary Risk in Force by Policy Year (in millions)
2001 and prior	443	8.6%	858	18.7%
2002	799	15.5%	1,546	33.8%
2003	2,067	39.9%	2,177	47.5%
2004	1,857	36.0%	—	—

Total Alt A	5,166	100.0%	4,581	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2004 – Exhibit N

	Quarter Ended		Nine Months Ended
(Thousands of dollars)	September 30		September 30
	2004	2003	2004	2003
Investment in Affiliate Reconciliation:

C-BASS

Balance, beginning of period	248,759	204,229	226,710	175,630
Net income for period	18,095	12,276	72,644	43,375
Dividends received	—	5,000	32,500	7,500

Balance, end of period	266,854	211,505	266,854	211,505

Sherman

Balance, beginning of period	48,709	46,228	65,979	52,142
Net income for period	25,798	6,862	56,536	19,052
Dividends received	—	—	49,800	12,450
Other comprehensive income	(914)	1,416	878	(4,238)

Balance, end of period	73,593	54,506	73,593	54,506

Portfolio Information:

C-BASS

Servicing portfolio	22,270,000	16,010,000
Total assets	4,466,115	2,757,036
Servicing income	38,931	32,259	112,958	90,476
Net interest income	37,025	32,287	109,207	90,210
Total revenues	105,115	79,065	354,174	256,510

Sherman

Total assets	444,368	490,806
Net revenues	129,661	79,898	353,314	193,223

Supplemental Schedule	Schedule 1

Radian Group Inc. and Subsidiaries-Consolidated—Exhibit O

The following schedule shows the Financial Guaranty Segment Income Statement as reported (Column 1) and adjustments (Column 2) to reflect the income statement impact of the recapture (referred to below as the clawback) of business previously ceded to the Company by one of the primary insurer customers of the financial guaranty segment. The adjusted numbers are shown in Column 3. The impact of the clawback (Column 2) reflects the clawback of business ceded to the Company in prior periods. This clawback only affected the first quarter (and, as a result, the year-to-date periods) of 2004. Accordingly, management believes that Column 3 provides useful information to investors by presenting a more meaningful basis of comparison for the Company's past and future results.

	As Reported		As Adjusted Nine Months Ended
	Nine Months Ended	Impact		Nine Months Ended
	September 30	of	September 30	September 30
	2004	Clawback	Excluding Clawback	2003
(Thousands of dollars, except per-share data)

Revenues:
Net premiums written	$795,227	$(96,417)	$891,644	$811,773

Premiums earned	$766,717	$(24,892)	$791,609	$742,184
Net investment income	151,670	—	151,670	140,041
Equity in net income of affiliates	130,580	—	130,580	70,034
Gain/loss on sales of investments	40,956	—	40,956	8,627
Other income	22,996	—	22,996	48,449

Total revenues	1,112,919	(24,892)	1,137,811	1,009,335

Expenses:

Provision for losses	345,452	—	345,452	264,060
Policy acquisition costs	89,558	(9,766)	99,324	96,172
Other operating expenses	153,242	—	153,242	152,429
Interest expense	26,014	—	26,014	27,888

Total expenses	614,266	(9,766)	624,032	540,549

Change in fair value of derivative instruments	2,576	(791)	3,367	(6,655)

Pretax income	501,229	(15,917)	517,146	462,131
Provision for income taxes	138,545	(5,571)	144,116	131,707

Net income	$362,684	$(10,346)	$373,030	330,424

Net income available to common stockholders	$362,684	$(10,346)	$373,030	330,424

Net income per share	$3.84	$(0.11)	$3.95	3.50

Weighted average shares outstanding (in thousands)	94,456		94,456	94,514

Supplemental Schedule	Schedule 2

Segment Information-Financial Guaranty

Exhibit P

The following schedule shows the Financial Guaranty Segment Income Statement as reported (Column 1) and adjustments (Column 2) to reflect the income statement impact of the recapture (referred to below as the clawback) of business previously ceded to the Company by one of the primary insurer customers of the financial guaranty segment. The adjusted numbers are shown in Column 3. The impact of the clawback (Column 2) reflects the clawback of business ceded to the Company in prior periods. This clawback only affected the first quarter (and, as a result, the year-to-date periods) of 2004. Accordingly, management believes that Column 3 provides useful information to investors by presenting a more meaningful basis of comparison for the Company’s past and future results.

	As Reported		As Adjusted
	Nine Months Ended	Impact	Nine Months Ended	Nine Months Ended
	September 30	of	September 30	September 30
(Thousands of dollars)	2004	Clawback	Excluding Clawback	2003

Revenues:
Net premiums written	$144,014	$(96,417)	$240,431	$261,414

Premiums earned	$154,801	$(24,892)	$179,693	$184,647
Net investment income	63,981	—	63,981	58,797
Equity in net income (loss) of affiliates	1,400	—	1,400	7,607
Gain/loss on sales of investments	3,711	—	3,711	8,922
Other income	1,235	—	1,235	3,010

Total revenues	225,128	(24,892)	$250,020	262,983

Expenses:

Provision for losses	45,290	—	45,290	51,782
Policy acquisition costs	32,801	(9,766)	42,567	42,875
Other operating expenses	36,728	—	36,728	27,821
Interest expense	9,039	—	9,039	9,477

Total expenses	123,858	(9,766)	133,624	131,955

Change in fair value of derivative instruments	6,507	(791)	7,298	(6,084)

Pretax income	107,777	(15,917)	123,694	124,944

Income tax provision	21,424	(5,571)	26,995	33,846

Net income	$86,353	$(10,346)	$96,699	$91,098

Loss ratio-excluding Clawback			25.2%	28.0%
Expense ratio-excluding Clawback			44.1%	38.3%

			69.3%	66.3%

All statements in this press release that address operating performance, events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements are subject to risks and uncertainties including the following: changes in general financial and political conditions, such as extended national or regional economic recessions (or expansions), changes in housing values, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of significant customers with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; intense competition from others and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the business practices of Fannie Mae and Freddie Mac; legislative and regulatory changes affecting demand for private mortgage insurance and financial guaranty insurance; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; changes in Radian’s ability to maintain sufficient reinsurance capacity in an increasingly concentrated reinsurance market; vulnerability to the performance of Radian’s strategic investments; and the loss of executive officers or other key personnel. Investors are also directed to other risks discussed in documents filed by Radian with the SEC, including the factors detailed in our annual report on Form 10-K for the year ended December 31, 2003 in the section immediately preceding Part I of the report. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this press release to reflect new information, future events or for any other reason.

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